                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this registration statement of AMRESCO, INC. on Form S-3 (File No. 333-13823) of our report dated December 15, 1995, on our audits of the consolidated financial statements of Quality Mortgage USA, Inc. We also consent to the reference to our firm under the caption "Experts."


COOPERS & LYBRAND L.L.P.
Newport Beach, California


October 23, 1996